SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 5.07 Submission of Matters to a Vote of Security Holders	1
Item 9.01 Financial Statements and Exhibits	1
Signature	2
Exhibit Index	3
Ex – 99.1 2015 Annual Meeting Final Certified Vote Tabulation

SECTION 5 – CORPORATE GOVERNANCE AND MANAGMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 2, 2015, and in accordance with the succession plan recommended by founder and controlling Class B shareholder Harold E. Riley, the Board of Directors of Citizens, Inc. (“Citizens”) appointed Mr. Riley’s son, Rick D. Riley, age 61, to succeed him as Chairman and CEO. Rick D. Riley has served Citizens in various full-time capacities since 1976, and served as Citizens’ Vice Chairman, President and Chief Corporate Officer from 2007 until his appointment as Chairman and CEO.

Harold E. Riley, age 86, will continue as a Citizens Board member and has been appointed Chairman Emeritus of the Board.

The Citizens Board of Directors also appointed Kay E. Osbourn, age 48, as its President and Chief Corporate Officer. She will continue in her role as Treasurer and Chief Financial Officer, until such time as a successor is appointed. Ms. Osbourn joined Citizens as Vice President, Internal Audit in 2008 and has served as Citizens Treasurer and Chief Financial Officer since 2009. Prior to that Ms. Osbourn served as Vice President, Assistant Treasurer and Controller for National Western Life Insurance Company from 2002 to 2008.

In addition, Citizens’ Board of Directors appointed Geoffrey M. Kolander, age 39, as Senior Vice President, Chief Legal Officer and Corporate Strategy. Mr. Kolander joined Citizens in 2006 as its Vice President and General Counsel, and was appointed Corporate Secretary in 2007. He has served as Executive Vice President, General Counsel and Corporate Secretary since 2010. Mr. Kolander is a licensed attorney in Colorado, Texas and New York.

Finally, the Citizens Board of Directors appointed Cheri Duncan, age 66, as Corporate Secretary. Ms. Duncan has served as Assistant Corporate Secretary of Citizens’ subsidiaries since 2010 and served in various related capacities for Citizens since 2004.

Citizens does not have material employment agreements with Rick D. Riley, Kay Osbourn, Geoffrey Kolander or Cheri Duncan. Citizens does not utilize incentive based compensation, nor offer bonuses or stock options. Citizens’ compensation consists entirely of salary and a qualified profit-sharing plan, which is provisioned to all qualified employees - not just executive officers. Citizens’ Compensation Committee establishes a salary for each senior executive based on long-term corporate objectives, competitive industry practices and each executive officer's contributions.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2015, Citizens held its annual meeting of shareholders. At the meeting, Citizens Class A shareholders elected all of the Class A director nominees presented in Citizens proxy statement, and Citizens controlling Class B shareholder, Harold E. Riley, as Trustee of the Harold E. Riley Trust, elected all of the Class B director nominees. There were no other persons nominated to serve on Citizens Board. Citizens’ shareholders also approved the compensation of its Named Executive Officers. Further, its shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2015. The number of votes cast for, against or withheld, as well as the number of abstentions, non-votes and uncast ballots as to each matter voted upon can be found in the 2015 Annual Meeting Final Certified Vote Tabulation attached hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	2015 Annual Meeting Final Certified Vote Tabulation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Rick D. Riley
Rick D. Riley, Chairman and CEO
Date: June 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	2015 Annual Meeting Final Certified Vote Tabulation

3